                                                                    EXHIBIT 99.4

                         NOTICE OF GUARANTEED DELIVERY

                             TO TENDER OUTSTANDING
                        5 7/8% SENIOR NOTES DUE 2012 AND
                          6 1/8% SENIOR NOTES DUE 2015
                                       OF

                           COVENTRY HEALTH CARE, INC.
                 PURSUANT TO THE EXCHANGE OFFER AND PROSPECTUS
                           DATED               , 2005

     As set forth in the Prospectus, dated          , 2005 (as the same may be
amended or supplemented from time to time, the "Prospectus"), of Coventry Health Care, Inc. (the "Company") under the caption "Exchange Offer -- Guaranteed Delivery Procedures" and in the Letter of Transmittal to tender up to $250,000,000 aggregate principal amount of 5 7/8% Senior Notes due 2012 (the "New 2012 Notes") and $250,000,000 aggregate principal amount of 6 1/8% Senior Notes due 2015 (the "New 2015 Notes and together with the New 2015 Notes, the "New Notes") of Coventry Health Care, Inc., this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) if: (i) certificates for outstanding 5 7/8% Senior Notes due 2012 (the "Outstanding 2012 Notes") and outstanding 6 1/8% Senior Notes due 2015 (the "Outstanding 2015 Notes, and together with the Outstanding 2012 Notes", the "Outstanding Notes") of the Company are not immediately available, (ii) time will not permit all required documents to reach the Exchange Agent on or prior to the Expiration Date (as defined below), or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date. This form may be delivered by facsimile transmission, by registered or certified mail, by hand, or by overnight delivery service to the Exchange Agent. See "Exchange Offer -- Procedures for Tendering" in the Prospectus.

THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., NEW YORK CITY
TIME, ON             , 2005 (THE "EXPIRATION DATE"), UNLESS THE EXCHANGE OFFER
IS EXTENDED BY THE COMPANY.

                 The Exchange Agent for the Exchange Offer is:

                      WACHOVIA BANK, NATIONAL ASSOCIATION

                                     By Overnight Courier and Hand
             By Mail:                          Delivery:                        By Facsimile:
          Wachovia Bank                      Wachovia Bank                      (704) 590-7628
    Corporate Trust Operations         Corporate Trust Operations      (For Eligible Institutions Only)
             NC 1153                            NC 1153
 1525 West W.T. Harris Blvd., 3C3   1525 West W.T. Harris Blvd., 3C3        Confirm By Telephone:
     Charlotte, NC 28288-1153           Charlotte, NC 28288-1153                (704) 590-7414
  Attn: Corporate Actions Dept.      Attn: Corporate Actions Dept.
  (registered or certified mail
           recommended)

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE TRANSMISSION TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to the Company, upon the terms and conditions set forth in the Prospectus and in the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the principal amount of Outstanding Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and in the Letter of Transmittal.

     The undersigned understands and acknowledges that the Exchange Offer will
expire at 5:00 p.m., New York City time, on           , 2005, unless extended by
the Company.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

------------------------------------------------------------------------------------------------------
                            DESCRIPTION OF OUTSTANDING 2012 NOTES TENDERED
------------------------------------------------------------------------------------------------------
  CERTIFICATE NUMBER(S) (IF KNOWN)
OF OUTSTANDING 2012 NOTES OR ACCOUNT        TYPE OF         AGGREGATE PRINCIPAL   AGGREGATE PRINCIPAL
 NUMBER AT THE BOOK-ENTRY FACILITY           NOTES           AMOUNT REPRESENTED     AMOUNT TENDERED
------------------------------------------------------------------------------------------------------

                                      -----------------------------------------------------------------------------

                                      -----------------------------------------------------------------------------

                                      -----------------------------------------------------------------------------

                                                             Total ------------   Total: ------------
-----------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
                            DESCRIPTION OF OUTSTANDING 2015 NOTES TENDERED
------------------------------------------------------------------------------------------------------
  CERTIFICATE NUMBER(S) (IF KNOWN)
OF OUTSTANDING 2015 NOTES OR ACCOUNT        TYPE OF         AGGREGATE PRINCIPAL   AGGREGATE PRINCIPAL
 NUMBER AT THE BOOK-ENTRY FACILITY           NOTES           AMOUNT REPRESENTED     AMOUNT TENDERED
------------------------------------------------------------------------------------------------------

                                      -----------------------------------------------------------------------------

                                      -----------------------------------------------------------------------------

                                      -----------------------------------------------------------------------------

                                                             Total ------------   Total: ------------
-----------------------------------------------------------------------------

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


                                          PLEASE SIGN AND COMPLETE

Signature(s):                                          Name(s):
--------------------------------------                 --------------------------------------

Address:                                               Capacity (full title), if signing in a representative
--------------------------------------                 capacity:
--------------------------------------                 --------------------------------------
(ZIP CODE)

Area Code and Telephone Number:
  --------------------------------------

                                                       Taxpayer Identification or Social Security
Dated:                                                 Number:
--------------------------------------                 --------------------------------------

                           THE GUARANTEE ON THE FOLLOWING PAGE MUST BE COMPLETED

                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     The undersigned, being a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, hereby guarantees
(a) that the above named person(s) "own(s)" the Outstanding Notes tendered hereby within the meaning of Rule 14e-4 ("Rule 14e-4") under the Securities Exchange Act of 1934, as amended, (b) that such tender of such Outstanding Notes complies with Rule 14e-4, and (c) to deliver to the Exchange Agent the certificates representing the Outstanding Notes tendered hereby or confirmation of book-entry transfer of such Outstanding Notes into the Exchange Agent's account at The Depository Trust Company, in proper form for transfer, together with the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees and any other required documents, within three New York Stock Exchange trading days after the Expiration Date.


Name of Firm:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Area Code and Telephone No.:
--------------------------------------------------------------------------------

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Dated:
--------------------------------------------------------------------------------

NOTE: DO NOT SEND CERTIFICATES OF OUTSTANDING NOTES WITH THIS FORM. CERTIFICATES
      OF OUTSTANDING NOTES SHOULD BE SENT ONLY WITH A LETTER OF TRANSMITTAL.

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